Table of Contents

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒ Definitive Proxy Statement

☐ Definitive Additional Material

☐ Soliciting Material under §240.14a-12

Simulations Plus, Inc.

(Name of Registrant as Specified In Its Charter)

_____________________________________

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held June 23, 2021

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Simulations Plus, Inc., a California corporation (the “Company”), will be held on Wednesday, June 23, 2021, at 2:00 p.m. Pacific Time. Given the extraordinary circumstances arising from the Novel Coronavirus (“COVID-19”) pandemic, we have adopted a completely virtual format for the Meeting to provide a healthy, consistent and convenient experience to all shareholders regardless of location. You may attend the Meeting virtually via the Internet at www.virtualshareholdermeeting.com/SLP2021, where you will be able to vote electronically and submit questions. The purpose of the Meeting is to approve the adoption of our new 2021 Equity Incentive Plan.

All shareholders are cordially invited to attend the Meeting, although only shareholders of record at the close of business on April 26, 2021, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting. A list of shareholders entitled to vote at the Meeting will be open to inspection by the shareholders for a period of 10 days prior to the Meeting. If you want to inspect the shareholder list, email renee@simulations-plus.com to make arrangements. The list of shareholders will also be available during the virtual Meeting itself through the Meeting website for those shareholders who choose to attend.

Our Board of Directors has carefully reviewed and considered the foregoing proposal, and has concluded that adopting our new 2021 Equity Incentive Plan is in the best interests of the Company and its shareholders. Therefore, the Board of Directors has approved this proposal, and recommends that you vote FOR the adoption of our 2021 Equity Incentive Plan.

Shares can be voted at the Meeting only if the holder thereof is present virtually or represented by a proxy. To ensure that your shares are represented at the Meeting, we urge you to vote your shares promptly either by proxy over the internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received, or, if you requested to receive printed proxy materials, you may vote by marking, dating, and signing the enclosed proxy card and returning it in the postage-paid envelope provided. We encourage you to do so even if you plan to attend the Meeting virtually. The prompt voting of your shares, regardless of the number you hold, will aid the Company in reducing the expense of additional proxy solicitation. You may revoke your proxy at any time before it has been voted at the Meeting. Please note that dissenters’ rights are not available with respect to the proposal to be voted on at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 23, 2021. This notice of meeting and the accompanying proxy statement will be available at www.proxyvote.com on or about May 21, 2021, and are available on our website at www.simulations-plus.com.

By Order of the Board of Directors

/s/ Will Frederick

Will Frederick

Secretary

May 11, 2021

i

Simulations Plus, Inc.

42505 10th Street West

Lancaster, CA 93534

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 23, 2021

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

Simulations Plus, Inc. (“we,” “us,” “our,” “Simulations Plus” or the “Company”) is making proxy materials, including this proxy statement (“Proxy Statement”) and the related proxy card, available to its shareholders via the internet on or about May 11, 2021 because its Board of Directors (the “Board”) is soliciting proxies to vote at the special meeting of shareholders (“Meeting”). The Meeting is scheduled to be held on Wednesday, June 23, 2021, at 2:00 p.m. Pacific Time, via live webcast through www.virtualshareholdermeeting.com/SLP2021. You will need the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable). This solicitation is for proxies for use at the Meeting or at any reconvened meeting after an adjournment or postponement of the Meeting.

What am I voting on?

The sole matter scheduled for a vote at the Meeting is to approve the adoption of our new 2021 Equity Incentive Plan.

Who can vote at the Special Meeting?

Only shareholders of record at the close of business on April 26, 2021, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting. The Company’s common stock is currently its only class of voting securities. As of the record date, there were 20,114,775 shares of the Company’s common stock issued and outstanding.

Am I a shareholder of record for purpose of the Special Meeting?

If, on April 26, 2021, your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., then you are the shareholder of record for purposes of the Meeting.

What if my shares are held in an account at a brokerage firm, bank or dealer?

If, on April 26, 2021, your shares were held in an account at a brokerage firm, bank, or dealer (commonly referred to as being held in “street name”), and these proxy materials are being forwarded to you by the organization holding your account, the organization holding your account is considered the shareholder of record with respect to your shares for purposes of the Meeting, and you are considered the beneficial owner of such shares. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

How do I vote?

You may vote “for” or “against” or abstain from voting altogether on the proposal to be voted on at the Meeting.

Shareholders of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote your shares by proxy over the internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received, or, if you requested to receive printed proxy materials, you may vote by marking, dating, and signing the enclosed proxy card and returning it in the postage-paid envelope provided. Additionally, you may vote your shares virtually at the Meeting by visiting www.virtualshareholdermeeting.com/SLP2021 and using the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable).

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If you are voting your shares by proxy over the internet, we request that you cast your vote by June 16, 2021, though you can cast your vote over the internet until 11:59 p.m. Eastern Time the day before the Meeting. If you are voting your shares by returning a proxy card, we request that you return your completed proxy card to us no later than June 8, 2021, though you can return your proxy card at any time as long as we receive it before voting begins at the Meeting. Please note that you may still attend the Meeting and vote virtually, even if you have already voted by proxy via either the internet or mail.

Beneficial Owner: Shares Held in “Street Name”

If you are a beneficial owner of shares held in “street name,” you should have received instructions from the organization holding your shares that you must follow for your shares to be voted. The availability of telephonic or internet voting will depend on the voting process of such organization. Alternatively, you may vote virtually at the Meeting by visiting www.virtualshareholdermeeting.com/SLP2021 and using the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable); however, in order to do so you must obtain a “legal” proxy from the organization holding your shares and present it and proof of identification to the inspector of elections at the Meeting. Please contact the organization that holds your shares if you wish to obtain a “legal” proxy.

Regardless of how your shares are held, and whether or not you plan to attend the Meeting, we encourage you to vote your shares via the internet or by returning a proxy card to ensure that your vote is counted.

If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?

If your shares are held in street name and you do not instruct your broker or other nominee on how to vote your shares, your broker or other nominee may exercise its discretion to vote your shares only on “routine” matters.

The adoption of our new 2021 Equity Incentive Plan is considered a non-routine matter. Consequently, without your voting instructions, your broker or other nominee cannot vote your shares on this proposal.

If you do not provide voting instructions to your broker or other nominee on the adoption of our 2021 Equity Incentive Plan, your shares will be considered “broker non-votes” as to the adoption of our 2021 Equity Incentive Plan. A broker non-vote will not be considered shares voting or as votes cast with respect to the particular proposal. As a result, a broker non-vote will not have any effect on the outcome of the proposal.

How are votes counted?

Votes will be counted by the Company’s corporate secretary, who will separately count “for” and “against” votes, abstentions, and “broker non-votes.”

How many “for” votes are needed to approve the proposal?

The adoption of our 2021 Equity Incentive Plan requires the affirmative vote of a majority of the shares of common stock present and voting at the Meeting. Abstentions will have the same effect as “against” votes, and broker non-votes will have no effect.

How many votes do I have?

Each shareholder of record as of April 26, 2021 is entitled to cast one vote for each share of our common stock held by such shareholder of record as of April 26, 2021 on the matter to come before the Meeting.

What is the quorum requirement?

A quorum of shareholders is necessary to hold the Meeting. A quorum will be present if at least a majority of the outstanding shares on the record date are present either virtually or by proxy at the Meeting. On the record date, April 26, 2021, there were 20,114,775 shares outstanding and entitled to vote. Accordingly, 10,057,388 shares must be present either virtually or by proxy at the Meeting in order to establish a quorum at the Meeting.

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If you submit a valid proxy (by internet or mail), regardless of whether you abstain from voting on the matter, your shares will be counted as present at the Meeting for purposes of determining a quorum. Broker non-votes will not be counted as present at the Meeting for purposes of determining a quorum. If there is no quorum, a majority of the shares present either virtually or by proxy at the Meeting may adjourn the Meeting to another date.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?

If you receive more than one Notice of Internet Availability of Proxy Materials, then your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted at the Meeting.

What if I vote online or return a proxy card but do not make specific choices?

If you vote online, or return a signed and dated proxy card, without marking any voting selections, all of your shares will be voted “for” the adoption of our 2021 Equity Incentive Plan. If any other matter is properly presented at the Meeting, your proxy (one of the individuals named on your Notice of Internet Availability of Proxy Materials or on your proxy card) will vote your shares using his or her best judgment.

Can I change my vote after submitting my proxy?

You can change your vote with respect to the proposal by revoking your proxy at any time prior to the commencement of voting with respect to the proposal at the Meeting. You may revoke your proxy in one of three ways:

•	By delivering to our corporate secretary (c/o Will Frederick, Simulations Plus, Inc. 42505 10th Street West, Lancaster, CA 93534) a duly executed proxy bearing a date later than the date of the proxy you wish to revoke. Such later-dated proxy must be delivered before voting begins at the Meeting.

•	By delivering to our corporate secretary (c/o Will Frederick, Simulations Plus, Inc. 42505 10th Street West, Lancaster, CA 93534) a written notice of revocation dated later than the date of the proxy you wish to revoke. Such written notice of revocation must be delivered before voting begins at the Meeting.

•	By attending the Meeting and voting virtually. Bear in mind that simply attending the Meeting will not, by itself, revoke your proxy. In addition, please recall that if you are a beneficial owner of shares held in “street name” and wish to vote virtually at the Meeting, you must obtain a “legal” proxy from the organization holding your shares and present it to the inspector of elections, along with proof of identification, at the Meeting.

Following the commencement of voting with respect to the proposal, you may not revoke your proxy or otherwise change your vote with respect to the proposal.

Are dissenters’ rights available with respect to the proposal?

Dissenters’ rights are not available with respect to the proposal to be voted on at the Meeting.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results are expected to be announced at the Meeting. We will report final voting results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Meeting.

Who is paying for this proxy solicitation?

We are soliciting proxies from our shareholders on behalf of our Board and will pay for all costs incurred in connection with such solicitation. In addition to soliciting proxies by this Proxy Statement, our directors and employees may also solicit proxies virtually at the Meeting, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

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PROPOSAL: APPROVAL OF THE ADOPTION OF OUR 2021 EQUITY INCENTIVE PLAN

Background

On December 23, 2016, our Board adopted, and on February 23, 2017 the Company’s shareholders approved, our 2017 Equity Incentive Plan (the “2017 Plan”). In late 2020, our Board approved, and recommended that the Company’s shareholders approve, an amendment to the 2017 Plan to increase the number of shares available for issuance under the 2017 Plan. On February 3, 2021, Institutional Shareholder Services, Inc. (“ISS”) issued a report (the “ISS Report”) recommending that the Company’s shareholders vote against the proposed amendment to the 2017 Plan, which recommendation was based primarily on the 2017 Plan (i) permitting repricing and exchange of options without shareholder approval, (ii) permitting the cash buyout of options without prior shareholder approval, (iii) providing for liberal recycling of shares subject to awards, and (iv) permitting broad discretion to accelerate vesting of awards. After ISS made its recommendation, the Company’s shareholders voted against the proposed amendment to the 2017 Plan at the Company’s 2020 Annual Meeting of Shareholders held on February 25, 2021, and as a result, our 2017 Plan was not amended.

The Board believes that it is important for the Company to have a comprehensive equity incentive plan in place so that the Company can attract, retain and incentivize the Company’s officers, directors, employees, and service providers, whose contributions are important to the Company’s success. Therefore, on April 9, 2021, the Board approved, subject to shareholder approval, the adoption of a new 2021 Equity Incentive Plan (the “2021 Plan”). The Board believes that it is in the best interests of the Company and its shareholders to adopt the 2021 Plan so that the Company can continue to be able to issue certain stock-based awards, including performance-based awards, to officers, directors, employees, and service providers, which allows such officers, directors, employees, and service providers to acquire or increase their ownership stake in the Company, thereby aligning their interests with those of the Company’s shareholders.

The purposes of the 2021 Plan are:

•	to promote the success and enhance the value of the Company by linking the personal interests of the Company’s officers, directors, employees, and service providers to those of the Company’s shareholders and, by providing such individuals with an incentive for performance, to generate returns to the Company’s shareholders; and

•	to provide the Company flexibility to motivate, attract, and retain the services of officers, directors, employees, and service providers, upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

The Board believes that the 2021 Plan addresses the issues raised in the ISS Report. As recommended by ISS, the 2021 Plan (i) prohibits repricing or cash purchases of options by the Company without shareholder approval, (ii) provides that shares subject to awards that are used to pay the exercise price or satisfy withholding obligations with respect to awards will not be available for future issuance under the 2021 Plan, and (iii) prohibits discretionary acceleration of vesting of awards (other than in connection with a death, disability or a change in control where a participant terminates employment in certain situations or equity awards are not assumed or substituted for in the transaction).

The 2021 Plan, if approved by shareholders, will replace the 2017 Plan. If the 2021 Plan is approved by shareholders, no further grants of awards will be made under the Company’s 2017 Plan, and any awards that are cancelled or expire under the 2017 Plan will not be reissued. If shareholders do not approve the 2021 Plan, the 2021 Plan will not be effective and the 2017 Plan will remain in effect in accordance with its terms until its expiration. As of May 11, 2021, approximately 630,896 shares of common stock were subject to outstanding awards under our 2017 Plan and 256,848 shares of common stock were available for future awards under our 2017 Plan.

The principal features of the 2021 Plan are summarized below; however, the summary is qualified in its entirety by reference to the 2021 Plan itself, a copy of which is attached hereto as Appendix A.

Reasons for Shareholder Approval of the 2021 Plan

The Board seeks approval of the 2021 Plan by shareholders to meet requirements of the Nasdaq Stock Market and to permit the grant of incentive stock-based awards to our officers, directors, employees, and service providers. In addition, the Board regards shareholder approval of the 2021 Plan as desirable and consistent with corporate governance best practices.

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The market for quality personnel is competitive, and the ability to obtain and retain competent personnel is of great importance to the Company’s business operations. We believe that adoption of the 2021 Plan will enhance our ability to attract and retain highly qualified officers, directors, employees, and service providers, and to motivate such individuals to serve the Company and to expend maximum effort to improve our business results by providing to those individuals an opportunity to acquire or increase a direct proprietary interest in our operations and future success. The 2021 Plan also will allow us to promote greater ownership in our Company by our service providers in order to align their interests more closely with the interests of our shareholders.

In addition, shareholder approval will permit designated stock options granted over the next 10 years to qualify as incentive stock options under the Internal Revenue Code (the “Code”). Such qualification can give the holder of the options more favorable tax treatment, as explained below.

Description of the 2021 Plan

Purposes

The Board approved the 2021 Plan to provide a means to retain the services of the group of persons eligible to receive awards, to secure and retain the services of new members of this group, to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates, and to address the issues raised by ISS with respect to the Company’s 2017 Plan. All of the employees, as well as officers, non-employee directors, and service providers of the Company and its affiliates, are eligible to participate in the 2021 Plan.

Summary of Key Terms of the 2021 Plan

Plan Term:	Ten years.
Eligible Participants:	Employees (including officers), directors, and service providers of both the Company and its affiliates.
Shares Authorized:	2,100,000 shares of the Company’s common stock.
Award Types:	(i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock awards, (iv) Restricted Stock Units; (v) Stock Bonus awards; and (vi) Performance-Based Awards.
Vesting; Minimum Periods; Discretionary Vesting; Dividends on Unvested Shares:	Vesting schedules are determined by the administrator when each award is granted. Except as to a maximum of five percent (5%) of the number of shares reserved and available for grant and issuance under the 2021 Plan, any awards that vest on the basis of the participant’s continued service will have a minimum vesting period of one year (such requirement, the “Minimum Vesting Requirement”). In addition, the administrator may not use discretion to accelerate the vesting of plan awards (subject to a maximum five percent (5%) of shares under the 2021 Plan that may be accelerated) other than in connection with a death, disability or a change in control (where a participant terminates employment in certain situations or equity awards are not assumed or substituted for in the transaction). No dividends payments will be made on unvested shares subject to grants under the 2021 Plan, but instead any dividends will be deferred until the relevant awards become vested.
Award Terms:	Stock options have a term no longer than ten years from the date the options were granted, except in the case of incentive stock options granted to holders of more than 10% of the Company’s voting power, which have a term no longer than five years.
Repricing and Buyout Prohibited Without Shareholder Approval:	Repricing, or reducing the exercise price of outstanding options or any similar employee program, or buying out options, without shareholder approval is prohibited under the 2021 Plan.
Recoupment:	Awards (and gains realized with respect to such awards) under the 2021 Plan will be subject to recoupment to the extent that an executive officer is determined to have engaged in fraud or intentional illegal conduct materially contributing to a financial restatement, pursuant to a clawback or recoupment policy to be adopted by the Board, or required by law during a participant’s employment or service.

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Administration

As permitted by the terms of the 2021 Plan, the Board has delegated administration of the 2021 Plan to the Compensation Committee of the Board. As used herein with respect to the 2021 Plan, the “Board” or “Board” refers to any committee the Board appoints as well as to the Board itself. Subject to the provisions of the 2021 Plan, the Board has the power to construe and interpret the 2021 Plan and awards granted under it and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. All decisions, determinations and interpretations by the Board regarding the 2021 Plan shall be final and binding on all participants or other persons claiming rights under the 2021 Plan or any award.

The Board has the power to delegate administration of the 2021 Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Stock Subject to the 2021 Plan

Subject to shareholder approval of this Proposal, an aggregate of 2,100,000 shares of common stock will be reserved for issuance under the 2021 Plan. Shares issued under the 2021 Plan may be previously unissued shares or reacquired shares of the Company’s common stock bought on the market or otherwise.

If awards granted under the 2021 Plan expire or otherwise terminate without being exercised, or if any shares of common stock issued to a participant pursuant to an award are cancelled, forfeited to, or repurchased by the Company at the original purchase price, such shares of common stock again become available for issuance under the 2021 Plan. If any shares subject to an award are not delivered to a participant because such shares are withheld for the payment of taxes or the award is exercised through a “cashless exercise,” or if shares subject to an award are withheld to satisfy tax withholding obligations related to such award, such shares shall no longer be available for the grant of awards under the 2021 Plan. Notwithstanding the foregoing, and subject to the terms of the 2021 Plan, the aggregate maximum number of shares of common stock that may be issued as incentive stock options will be 2,100,000 shares of common stock.

Eligibility

Incentive stock options may be granted under the 2021 Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers and employees providing services to the Company or an affiliate in a foreign country through an agreement with such country or an agency), directors, and service providers of both the Company and its affiliates are eligible to receive all other types of awards under the 2021 Plan.

No incentive stock option may be granted under the 2021 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2021 Plan and all other such plans of the Company and its Affiliates) may not exceed $100,000.

Terms of Stock Options

The following is a description of the permissible terms of stock options issuable under the 2021 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options shall be determined by the Board.

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Acceptable consideration for the purchase of common stock issued under the 2021 Plan will be determined by the Board and may include cash, common stock previously owned by the optionee, a deferred payment arrangement, the cashless exercise of the option, consideration received in a “cashless” broker-assisted sale and other legal consideration approved by the Board.

Option Exercise. Stock options granted under the 2021 Plan may become exercisable (“vest”) in cumulative increments as determined by the Board. Such increments may be based on continued service to the Company over a certain period of time, the occurrence of certain performance milestones, or other criteria. Stock options granted under the 2021 Plan may be subject to different vesting terms. Except as to a maximum of 5% of the number of shares reserved and available for grant and issuance under the 2021 Plan, any options that vest on the basis of the participant’s continued service will have a minimum vesting period of one year. In addition, the plan administrator may not use discretion to accelerate the vesting of options (subject to a maximum 5% of shares under the 2021 Plan that may be accelerated) other than in connection with a death, disability or a change in control (where a participant terminates employment in certain situations or equity awards are not assumed or substituted for in the transaction). To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, or by such other method as may be set forth in the option agreement.

Term. The maximum term of stock options issued under the 2021 Plan is 10 years, except that in certain cases (see “Eligibility” above) the maximum term of certain incentive stock options is five years. Stock options under the 2021 Plan generally terminate 60 days after termination of the participant’s service unless (i) such termination is due to the participant’s disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within six months of such termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. If an optionee’s service with the Company, or any affiliate of the Company, ceases with cause, the option will terminate at the time the optionee’s service ceases. In no event may an option be exercised after its expiration date.

A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions on Transfer. Incentive stock options are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death. Nonstatutory stock options are transferable to the extent provided in the option agreement.

Terms of Stock Bonuses and Restricted Stock Awards

Stock bonus awards and restricted stock awards are granted through a stock bonus award agreement or restricted stock award agreement.

Payment. Subject to certain limitations, the purchase price for restricted stock or stock bonus awards must be at least the par value of our common stock. The purchase price for a stock purchase award may be payable in cash, or any other form of legal consideration approved by the Board. Stock bonus awards may be granted in consideration for the recipient’s past services for the Company.

Vesting. Common stock under a restricted stock or stock bonus award agreement may be subject to a share repurchase option or forfeiture right in our favor, each in accordance with a vesting schedule and subject to the Minimum Vesting Requirement. If a recipient’s service relationship with us terminates, we may reacquire or receive via forfeiture all of the shares of our common stock issued to the recipient pursuant to a restricted stock or stock bonus award that have not vested as of the date of termination.

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Restrictions on Transfer. Rights under a stock bonus or restricted stock bonus agreement may be transferred only as expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

Dividends. No dividend payments will be made on unvested shares of restricted stock, but instead, any dividends will be deferred until the relevant awards become vested.

Restricted Stock Unit Awards

Restricted stock unit awards are issued pursuant to a stock unit award agreement.

Payment. Subject to certain limitations, the consideration, if any, for restricted stock unit awards must be at least the par value of our common stock. The consideration for a stock unit award may be payable in any form acceptable to the Board and permitted under applicable law.

Vesting and Settlement. The Board may impose any restrictions or conditions upon the vesting of restricted stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate consistent with the Minimum Vesting Requirement. Restricted stock unit awards may be settled in cash or shares of the Company’s common stock, as determined by the Board. No dividend payments will be made on unvested restricted stock unit awards, but instead, any dividends will be deferred until the relevant awards become vested.

Termination of Service. If a restricted stock unit award recipient’s service relationship with the Company terminates, any unvested portion of the restricted stock unit award is forfeited upon the recipient’s termination of service.

Performance-Based Awards

The Board may grant awards under the 2021 Plan that are designated “Performance-Based Awards.” Generally, Performance-Based Awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Board. If so determined by the Board, the business criteria used by the Board in establishing performance goals applicable to performance awards to our named executive officers will be selected from among the following: (i) net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), (ii) return on net assets, (iii) return on shareholders’ equity, (iv) return on sales, (v) gross or net profit margin, (vi) working capital, (vii) earnings per share and price per share of common stock, or (viii) the achievement of certain milestones, customer retention rates, licensing, partnership or other strategic transactions, or obtaining a specified level of financing for the Company, as determined by the Board, including the issuance of securities, or the achievement of one or more corporate, divisional or individual scientific or inventive measures.

Adjustment Provisions

Transactions not involving receipt of consideration by the Company, such as recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or a change in corporate structure may change the type(s), class(es) and number of shares of common stock subject to the 2021 Plan and outstanding awards. In that event, the 2021 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the 2021 Plan, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

Effects of Certain Corporate Transactions

In the event of a merger, sale of all or substantially all of the assets of the Company or other change of control transaction, unless otherwise determined by the Board, all outstanding awards will be subject to the agreement governing such merger, asset sale or other change of control transaction. Such agreement need not treat all such awards in an identical manner, and it will provide for one or more of the following with respect to each award: (i) the continuation of the award, (ii) the assumption of the award, (iii) the substitution of the award, or (iv) the payment of the excess of the fair market value of the shares subject to the award over the exercise price or purchase price of such shares. In the event the successor corporation refuses to either continue, assume or substitute the shares subject to the award pursuant to the terms of the 2021 Plan, pay the excess of the fair market value of the shares subject to the award over the exercise price or purchase price of such shares, then outstanding awards shall vest and become exercisable as to 100% of the shares subject thereto contingent upon the consummation of such change of control transaction.

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Duration, Amendment and Termination

The Board may suspend or terminate the 2021 Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2021 Plan will terminate on April 9, 2031, which is the tenth anniversary of the date of its adoption by the Board.

The Board will have authority to amend or terminate the 2021 Plan. No amendment or termination of the 2021 Plan shall adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. Additionally, no action may be taken by the Board without shareholder approval to (i) permit the repricing or buyout of outstanding stock options under the 2021 Plan, or (ii) otherwise implement any amendment required to be approved by shareholders to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein.

New Plan Benefits

At the present time, no specific determination has been made as to the grant or allocation of awards under the 2021 Plan. Future awards to the Company’s executive officers and employees are discretionary. Therefore, at this time the benefits that may be received by the Company’s executive officers and other employees if the Company’s shareholders approve the 2021 Plan cannot be determined. Because the value of stock issuable to the Company’s non-employee directors under the 2021 Plan will depend on the fair market value of the Company’s common stock at future dates, it is not possible to determine exactly the benefits that might be received by the Company’s non-employee directors under the 2021 Plan.

Federal Income Tax Information

The following is a brief summary of the current federal income tax consequences that generally apply with respect to awards that may be granted under the 2021 Plan and is based upon laws, regulations, rules and decisions now in effect, all of which are subject to change. The following summary is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2021 Plan. This summary does not describe any foreign, state or local tax consequences, or various other rules that could apply to a particular individual or to the Company and its subsidiaries under certain circumstances (and references to the Company in this section include the applicable subsidiary, if any). This summary is not tax advice and is not intended or written to be used (and cannot be used by any taxpayer) to avoid penalties that may be imposed on a taxpayer. Tax implications may vary due to individual circumstances. Participants should consult their personal tax advisors about the tax consequences related to awards under the 2021 Plan. Tax consequences are not guaranteed.

Incentive Stock Options. Incentive stock options under the 2021 Plan are intended to be eligible for the federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may give rise to or increase alternative minimum tax liability for the participant.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

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Nonstatutory Stock Options, Restricted Stock Purchase Awards, Restricted Stock Units and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards, restricted stock units and stock bonuses granted under the 2021 Plan generally have the federal income tax consequences described below.

There generally are no tax consequences to the participant or the Company by reason of the grant of these awards. However, if the exercise price of a nonstatutory stock option can, at any time, be less than the fair market value of the stock on the grant date, Section 409A of the Code imposes ordinary income and employment tax liability on the participant as the option vests in an amount equal to the difference between the fair market value of the stock on the vesting date and the exercise price. In addition, Section 409A imposes a penalty of 20% of such amount and an interest charge. The Company would be responsible for withholding these tax amounts. Upon acquisition of the stock under any of these awards (or settlement of restricted stock units in cash), the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Dividends and Dividend Equivalent Rights. No taxable income should be recognized upon receipt of a dividend equivalent right award in connection with the receipt of another award under the 2021 Plan. A participant will recognize ordinary income in the year in which a dividend or distribution, whether in cash, securities or other property, is paid on an unrestricted basis to the participant. The amount of that income will be equal to the fair market value of the cash, securities or other property received. The Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized, and the Company will generally be entitled to a business expense deduction equal to the amount of the taxable ordinary income recognized by the participant at the time the dividend or distribution is paid to such participant. That deduction will generally be taken for the taxable year in which such ordinary income is recognized.

Section 162(m) of the Code. Section 162(m) of the Code limits deductibility of compensation in excess of $1 million paid to certain executives. The Compensation Committee intends to maximize the tax deductibility of compensation paid to executive officers where possible. However, the Compensation Committee may authorize the payment of compensation to our executive officers that may not be deductible due to the limit imposed by Section 162(m) of the Code in order to continue to attract and retain superior talent.

Sections 280G and 4999 of the Code. Sections 280G and 4999 of the Code impose penalties on persons who pay and persons who receive so-called excess parachute payments. A parachute payment is the value of any amount that is paid to Company officers (or other disqualified individuals) on account of a change in control. If total parachute payments from all sources, including but not limited to stock-based compensation plans, equal or exceed three times an officer’s (or other disqualified individual’s) base amount, meaning his or her five year average taxable compensation, a portion of the parachute payments above one times the base amount will constitute an excess parachute payment. Because of Section 4999 of the Code, the officer (or other disqualified individual) must pay an excise tax equal to 20% of the total excess parachute payments. This tax is in addition to other federal, state, and local income, wage, and employment taxes imposed on the individual’s change in control payments. Moreover, because of Section 280G of the Code, the company paying the compensation is unable to deduct the excess parachute payment.

Benefits to which participants are entitled under the 2021 Plan and associated award agreements could constitute parachute payments under Sections 280G and 4999 of the Code if a change in control of the Company occurs. If this happens, the value of each participant’s parachute payment arising under the 2021 Plan must be combined with other parachute payments the same participant may be entitled to receive under other agreements or plans with the Company or a related entity, such as an employment agreement or a severance agreement.

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Section 409A of the Code. Section 409A of the Code provides requirements for certain nonqualified deferred compensation arrangements. If applicable, Section 409A of the Code also imposes penalties (including an additional 20% tax) on the recipient of deferred compensation in the event such compensation fails to comply with Section 409A of the Code. Furthermore, if applicable, Section 409A of the Code imposes certain tax reporting on the Company if such deferred compensation does not comply with Section 409A requirements. Unless otherwise provided by the Compensation Committee, awards granted under the 2021 Plan generally are intended to either comply with or meet the requirements for an exemption from Section 409A of the Code. The Company does not guarantee to any participant that the 2021 Plan or any award granted under the 2021 Plan complies with or is exempt from Section 409A of the Code, and the Company will not have any liability to, or obligation to indemnify or hold harmless, any individual with respect to any tax consequences that arise from any such failure to comply with or meet an exemption under Section 409A of the Code.

Registration with the SEC

The Company intends to file a registration statement on Form S-8 relating to the issuance of our common stock under the 2021 Equity Incentive Plan with the SEC pursuant to the Securities Act as soon as practicable after approval of the 2021 Equity Incentive Plan by our shareholders.

Effects of the 2021 Plan

As a result of the 2021 Plan (if this Proposal is approved by our shareholders), the Company will be able to grant awards to eligible recipients including officers, employees, directors, and service providers of the Company and its affiliates, and persons who are reasonably expected to become officers, directors, employees, and service providers. The issuance in the future of awards under the 2021 Plan consisting of full value awards and options to purchase shares of the Company’s common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the holders of the currently outstanding shares of the Company’s common stock. The increase in the number of authorized but unissued shares of common stock that may be issued as awards under the 2021 Plan may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s Articles of Incorporation or Amended and Restated Bylaws. Holders of shares of the Company’s common stock have no preemptive or other subscription rights.

Interest of Certain Persons in Matters to be Acted Upon

Other than with respect to any future receipt of awards under our 2021 Plan (if this Proposal is approved by our shareholders), none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Meeting as described in this Proxy Statement.

Vote Required

The adoption of our 2021 Equity Incentive Plan requires the affirmative vote of a majority of the shares of common stock present and voting at the Meeting. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as “against” votes. Broker non-votes are not counted towards a quorum and are also not counted for any purpose in determining whether this matter has been approved.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ADOPTION OF THE 2021 EQUITY INCENTIVE PLAN.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of April 26, 2021, regarding the beneficial ownership of our common stock by (a) each person known to the Company to own beneficially more than 5% of our common stock, (b) each of our directors, (c) each of our Named Executive Officers (as defined below) for fiscal year 2020, and (d) all of our current directors and executive officers as a group. Information with respect to beneficial ownership is based solely on a review of our capital stock transfer records and on publicly available filings made with SEC by or on behalf of the shareholders listed below.

The percent of class is calculated based on 20,114,775 shares of our common stock (net of treasury shares) outstanding as of April 26, 2021. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities and for such persons includes shares of our common stock issuable to such persons pursuant to the exercise of stock options, warrants or other securities that are exercisable or convertible into shares of our common stock within 60 days of April 26, 2021.

Beneficial owner (1) (2)	Amount and Nature of Beneficial Ownership		Percent of Class
Walter S. Woltosz	4,528,635	(3)	22.49%
John R. Kneisel (4)	–		*
Shawn O’Connor	16,000	(5)	*
Will Frederick (6)	–		*
John DiBella	141,340	(7)	*
Dr. David L. Ralph	15,802	(8)	*
Dr. John Paglia	221	(9)	*
Dr. Daniel Weiner	2,879	(10)	*
Dr. Lisa LaVange	3,385	(11)	*
All current directors and executive officers as a group (8 persons)	4,708,262		23.24%

*	Less than 1%

(1)	Unless otherwise indicated in the footnotes to the table, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws, where applicable.

(2)	The address of each director and executive officer is c/o the Company, 42505 10th Street West, Lancaster, California 93534-7059.

(3)

Consists of 4,503,835 shares of common stock and 24,800 shares of common stock underlying an option exercisable within 60 days of April 26, 2021. The common shares are held jointly with Ms. Virginia Woltosz.

(4)	On December 1, 2020, Mr. Kneisel retired as Chief Financial Officer and was replaced by Mr. Frederick.
(5)	Consists of 16,000 shares of common stock underlying an option exercisable within 60 days of April 26, 2021.
(6)	On December 1, 2020, Mr. Frederick was appointed as Chief Financial Officer upon retirement of Mr. Kneisel.
(7)	Consists of 44,840 shares of common stock and 96,500 shares of common stock underlying an option exercisable within 60 days of April 26, 2021.
(8)	Consists of 11,802 shares of common stock and 4,000 shares of common stock underlying an option exercisable within 60 days of April 26, 2021.
(9)	Consists of 221 shares of common stock.
(10)	Consists of 2,879 shares of common stock.
(11)	Consists of 2,385 shares of common stock and 1,000 shares of common stock underlying an option exercisable within 60 days of April 26, 2021.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth certain information concerning compensation paid or accrued for the fiscal years ended August 31, 2020 and 2019, by the Company to or for the benefit of our principal executive officer, and our two most highly compensated executive officers (other than our principal executive officer) for fiscal year 2020. We refer to these executive officers as our Named Executive Officers.

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($)	Bonus (1) ($)	Option Awards (2) ($)	All other compensation (3) ($)	Total ($)

Shawn O’Connor	2020	350,000	156,000	233,400	–	739,400
Chief Executive Officer	2019	325,000	100,000	–	–	425,000

John DiBella	2020	248,400	34,700	53,500	9,936	346,536
President Lancaster Division	2019	230,000	34,500	52,160	9.200	325,860

John R. Kneisel (4)	2020	214,409	29,200	53,500	8,576	305,685
Chief Financial Officer	2019	204,191	35,000	32,600	8,168	275,959

(1)	Amount represents bonus earned during the applicable year.

(2)	Amount represents the stock-based compensation expense recorded by us for the applicable year measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option award. See the “Grants of Plan-Based Awards” table below.

(3)	401(k) matching.

(4)	On December 1, 2020, Mr. Kneisel retired as Chief Financial Officer and was replaced by Will Frederick.

Employment and Other Compensation Agreements

Mr. O’Connor’s CEO Employment Agreement

On June 26, 2018, Shawn O’Connor, entered into an employment agreement as the Chief Executive Officer of the Company, which was set to expire on August 31, 2021. Pursuant to the O’Connor employment agreement, Mr. O’Connor received an annual base salary of $325,000, a discretionary bonus of up to $150,000 during the first year of the agreement ($100,000 was paid on this bonus for 2019), and a two-part bonus in the last two years of the agreement, a total of (i) up to $100,000 based on an EBITDA formula, and (ii) up to $50,000 discretionary bonus as determined by the Board. The agreement called for the awarding of 40,000 stock options upon joining the Company and calls for additional stock option awards of up to 25,000 annually to be determined by the Board.

The agreement also provided that we may terminate the agreement without cause upon 30 days written notice, and that upon any such termination our only obligation to Mr. O’Connor would be for a payment equal to 12 months of salary. Further, the agreement provided that we may terminate the agreement for “cause” (as defined in the agreement) and that our only obligation to Mr. O’Connor upon any such termination would be limited to the payment of Mr. O’Connor’s salary and benefits through and until the effective date of any such termination.

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Subsequent to the end of the fiscal year ended August 31, 2020, on September 3, 2020, Shawn O’Connor, entered into a new employment agreement as the Chief Executive Officer of the Company, which supersedes and replaces his prior employment agreement and continues until August 31, 2023.

In September 2019, the Compensation Committee awarded a $100,000 discretionary bonus and 20,000 options to Mr. O’Connor for fiscal year ended August 31, 2019 performance and increased his base salary to $350,000 per annum for the fiscal year ended August 31, 2020.

For the fiscal year ended August 31, 2020, the Compensation Committee awarded Mr. O’Connor bonuses totaling $156,000 for exceeding Company strategic and performance goals.

Mr. DiBella’s Employment Agreement

On September 2, 2019, John DiBella, entered into a two-year employment agreement as the President of the Lancaster Division of Simulations Plus. Pursuant to the DiBella employment agreement, Mr. DiBella receives an annual base salary of $248,400, is eligible to receive Company stock options under the 2017 Simulations Plus, Inc. Stock Option Plan of between 5,000 and 15,000 per year, and is eligible to receive an annual performance bonus in an amount between 10% to 20% of salary, to be determined by the Compensation Committee of the Board. The Compensation Committee awarded Mr. DiBella a $34,700 performance bonus for fiscal year 2020 and issued Mr. DiBella 9,300 stock options for 2020.

The agreement also provides that we may terminate the agreement without cause upon 30 days written notice, and that upon any such termination our only obligation to Mr. DiBella would be for a payment equal to the greater of (i) 12 months of salary or (ii) the amount of salary for the remainder of the term of the agreement from the date of notice of termination. Further, the agreement provides that we may terminate the agreement for “cause” (as defined in the agreement) and that our only obligation to Mr. DiBella upon any such termination would be limited to the payment of Mr. DiBella’s salary and benefits through and until the effective date of any such termination.

Mr. Kneisel’s Employment Agreement

On February 8, 2020, John Kneisel, entered into a two-year employment agreement as the Chief Financial Officer of the Company. Pursuant to the Kneisel employment agreement, Mr. Kneisel received an annual base salary of $217,000, was eligible to receive Company stock options under the 2017 Simulations Plus, Inc. Stock Option Plan of between 5,000 and 15,000 per year, and was eligible to receive an annual performance bonus in an amount between 10% and 20% of salary, to be determined by the Compensation Committee of the Board. The Compensation Committee awarded Mr. Kneisel a $29,200 performance bonus for fiscal year 2020.

The agreement also provided that we may terminate the agreement without cause upon 30 days written notice, and that upon any such termination our only obligation to Mr. Kneisel would be for a payment equal to the greater of (i) 12 months of salary or (ii) the amount of salary for the remainder of the term of the agreement from the date of notice of termination. Further, the agreement provided that we may terminate the agreement for “cause” (as defined in the agreement) and that our only obligation to Mr. Kneisel upon any such termination would be limited to the payment of Mr. Kneisel’s salary and benefits through and until the effective date of any such termination.

On December 1, 2020, Mr. Kneisel retired as Chief Financial Officer and was replaced by Will Frederick. Upon retirement, Mr. Kneisel’s employment agreement was terminated.

Other Executive Officers

Bonuses for other executive officers are determined by a review of performance of executive officer as determined by our Chief Executive Officer with the approval by the Board.

Bonuses for other employees are determined by a supervisory review of performance of each employee taking into account factors such as attendance, attitude, longevity, productivity, skill level with respect to the position, and contribution to the Company’s profitability. Each division’s final budget for bonuses is determined by the Chief Executive Officer and Chief Financial Officer with the approval of the Board.

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The Company provides 401(k) matching of up to 4% of employees’ salaries or wages up to the U.S. Internal Revenue Service maximum allowable, regardless of their position within the Company.

There are no other perquisites or other benefits of any kind for any officer or any other employee or director of the Company.

Grants of Plan-Based Awards

The following table discloses information about option grants to the Named Executive Officers during the fiscal year ended August 31, 2020.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base price of Option Awards	Grant Date Fair Value of Stock and Option Awards (1)
Shawn O’Connor	9/01/19	20,000	$36.11	233,400
John DiBella	12/06/19	5,000	$32.57	$53,500
John Kneisel	12/06/19	5,000	$32.57	53,500
Total		30,000		$340,400

(1) Amount represents the stock-based compensation expense recorded by us for the applicable year measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option award.

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Outstanding Equity Awards at Fiscal Year-End 2020

The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers at the end of fiscal year 2020.

Outstanding Equity Awards at Fiscal Year-End
Name	Option Awards
	Number of Securities Underlying Unexercised Options (Exercisable) (1)	Number of Securities Underlying Unexercised Options (Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Shawn O’Connor	–	20,000	–	$36.11	9/01/2029
	16,000	24,000	–	$23.75	6/26/2028
Total	16,000	44,000	–
John DiBella	–	5,000	–	$32.57	12/06/2029
	1,600	6,400	–	$19.81	12/11/2028
	24,000	16,000	–	$10.05	2/23/2027
	8,240	2,060	–	$9.71	2/25/2026
	50,000	–	–	$6.85	8/28/2024
Total	83,840	29,460	–
John Kneisel	–	5,000	–	$32.57	12/06/2029
	1,000	4,000	–	$19.81	12/11/2028
	15,000	10,000	–	$10.05	2/23/2027
	6,960	1,740	–	$9.71	2/25/2026
	8,800	–	–	$6.85	8/28/2024
Total	31,760	20,740	–
Grand Total	131,600	94,200	–

__________________

(1)	All options vest as to 20% of the shares subject to the option on each of the first five anniversaries of the grant date and have a 10-year term, except for the options granted to Mr. O’Connor. Those options granted to Mr. O’Connor vest on each of the first three anniversaries of the grant date at a rate of 40%, 30%, and 30% of the shares subject to the option, respectively.

Equity Compensation Plan Information

The following table provides information as of August 31, 2020 regarding our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,223,661	17.76	446,374
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	1,223,661	17.76	446,374

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Option Exercises and Stock Vested

The following table and related notes summarize the exercise of stock options and/or SSARs and the vesting of other stock awards by the Named Executive Officers while they were serving as Named Executive Officers during fiscal year 2020.

Option Exercises and Stock Vested for Fiscal Year 2020

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting
Walter Woltosz	–	–	–	–
Shawn O’Connor	–	–	–	–
John Kneisel	4,400	$146,872	–	–
John DiBella	–	–	–	–

Termination or Change of Control

The following discussion summarizes certain information related to the total potential payments which would have been made to the Named Executive Officers in the event of termination of their employment with the Company, including in the event of a change of control, effective August 31, 2020, the last business day of fiscal year 2020.

Employment Agreements. As of August 31, 2020, these Named Executive Officers (Mr. O’Connor, Mr. DiBella and Mr. Kneisel) were parties to an employment agreement with the Company. Under the employment agreements, if we terminate the employment of any of these Named Executive Officers without cause, they will receive severance equal to 12 months’ salary or the employee’s base salary for the remaining term of the agreement, whichever is greater. The Company has no further obligation to pay the employee any other benefits or compensation. Under the terms of these agreements, following a termination of employment for any reason these officers are prohibited for a one-year period following termination from being employed by, owning, operating, controlling, or being connected with any business that competes with the Company. Each executive’s agreement also contains an indefinite non-disclosure provision for the protection of the Company’s confidential information and a one-year non-solicitation of Company employees.

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DIRECTOR COMPENSATION

During fiscal year 2020, compensation for non-employee directors consisted of the following:

Compensation	Effective August 1, 2020	Prior to August 1, 2020
Annual cash retainer fee*	$45,000	$40,000
Cash retainer per meeting attended	$3,500	$2,500
Additional cash retainer per meeting in excess of 8 meetings per year	$3,500	$3,500
Additional cash stipend for Audit Committee chair**	$12,500	$10,000
Additional cash stipend for Compensation Committee chair**	$3,000	$–
Additional cash stipend for Nominations Committee chair**	$3,000	$–
Additional cash stipend for Chairman of the Board**	$12,500	$–
Additional cash stipend for Scientific Advisory Board Chairman	$5,000	$–
Annual Stock grants*	$70,000	$58,000

*Prorated for the time of service in the year a new director joins the Board.

** Paid quarterly

On July 17, 2020, the Board reviewed and approved the Nominating Committee’s recommendation to grant its non-employee directors non-qualified options to purchase common stock (“stock options”) taking into consideration market standards and the growth of the business. Options granted were; 5,000 each to Walter Woltosz, Dr. David Ralph, Dr. John Paglia, Dr. Daniel Weiner and Dr. Lisa LaVange. Stock options vest and become exercisable as follows: (i) no option shares will be vested prior to the grant date; and (ii) the balance of the option shares will vest annually on their anniversary date, 40% the first year, 30% the second and 30% the final year measured from the grant date, provided that there has not been a termination of service.

We also reimburse our directors for reasonable out-of-pocket expenses in connection with the attendance at the Board and committee meetings. Mileage expense to attend meetings is reimbursed at the Internal Revenue Service defined rate for business use.

Director Compensation for Fiscal Year 2020

Name of Director	Fiscal Year	Fees earned or paid in cash ($) (1)	Option Awards ($) (2) (3)	Stock Grants ($)(4)	All other compensation ($)	Total ($)

Walter Woltosz	2020	57,500	116,336	57,980	–	231,816

Dr. David L. Ralph	2020	82,833	116,336	57,980	–	257,149

Dr. John K. Paglia	2020	95,250	116,336	57,980	–	269,566

Dr. Daniel Weiner	2020	84,941	116,336	57,980	–	259,257

Dr. Lisa LaVange	2020	83,058	116,336	57,980	–	257,374

__________________

(1)	Represents annual stipend and per meeting fees described above.

(2)	Amount represents the stock-based compensation expense recorded by us for the applicable year measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option award.

(3)	As of August 31, 2020, the aggregate number of shares subject to outstanding stock options held by each non-employee director was as follows: Dr. Ralph – 23,750, Dr. Paglia – 27,500, Dr. Weiner – 15,416, Mr. Woltosz – 24,800, and Dr. LaVange – 10,000.

(4)	Stock grants issued to independent directors as compensation described above.

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HOUSEHOLDING OF MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

We have adopted householding for our shareholders who share an address. If you reside at the same address as another shareholder of the Company and wish to receive a separate copy of the applicable materials, you may do so by making a written or oral request to: Renee Bouche, Simulations Plus, Inc., at 42505 10th Street West, Lancaster, CA 93534, or call (661) 723-7723. Upon your request, we will promptly deliver a separate copy to you.

Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker directly.

Any shareholders who share the same address and currently receive multiple copies of our proxy statements and who wish to receive only one copy in the future may contact their bank, broker, or other holder of record, or the Company at the contact information listed above, to request information about householding.

SHAREHOLDER COMMUNICATIONS

Shareholders are encouraged to contact the Company with any requests for information or to communicate with the Board via telephone, mail, or through our web site investor information request form at: http://www.simulations-plus.com/InvestorForm.aspx or through the general information request page: http://www.simulations-plus.com/contact.aspx.

SHAREHOLDER PROPOSALS

Shareholders who intend to submit proposals to the Company’s shareholders at the Fiscal 2021 Annual Meeting of Shareholders but intend to submit such proposals on their own, either from the floor or through their own proxy statement and proxy, must, in order for such matters to be voted upon by the Company’s shareholders, give notice of such to the management of the Company by November 12, 2021, which is one year from 45 calendar days before the Company’s proxy statement for its 2020 Annual Meeting of Shareholders was released to shareholders, unless the corresponding date of the Fiscal 2021 Annual Meeting of the Shareholders has been changed by more than 30 days from the month and day of the Fiscal 2020 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we begin to print and send our Proxy materials. The persons named as proxies for the FY2021 Annual Meeting of Shareholders will have discretionary authority to vote on any shareholder proposal not included in the Company’s proxy materials for the meeting, unless the Company receives notice of the proposal prior to the 45-day deadline. If proper notice is received by that date, the proxy holders will not have discretionary voting authority except as provided in federal regulations governing shareholder proposals.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than those described above. However, if any other matters properly come before the Meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board.

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Appendix A

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2021 EQUITY INCENTIVE PLAN

OF

Simulations Plus, Inc.

====================================================================

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Simulations Plus, Inc.

2021 EQUITY INCENTIVE PLAN

Plan Adopted by the Board: April 9, 2021
Plan Approved by the Shareholders: ________, 2021

Termination Date: April 9, 2031

1.             General.

(a)            Purposes. The purposes of the Plan are as follows:

(i)             To provide additional incentive for selected Employees, Directors and Consultants to further the growth, development and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company; and

(ii)           To enable the Company to secure and retain key Employees, Directors and Consultants considered important to the long-term success of the Company by offering such persons an opportunity to own capital stock of the Company.

(b)            Eligible Stock Award Recipients. The persons eligible to receive Stock Awards under the Plan are the Employees, Directors and Consultants of the Company and its Affiliates.

(c)             Available Stock Awards. The following Stock Awards are available under the Plan: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock awards, (iv) Restricted Stock Units; (v) Stock Bonus awards; and (vi) Performance-Based Awards.

2.             Definitions.

(a)            “Administrator” means the entity that conducts the general administration of the Plan as provided herein. The term “Administrator” shall refer to the Board unless the Board has delegated administration to a Committee as provided in Article 3.

(b)            “Affiliate” means:

(i)             with respect to Incentive Stock Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

(ii)            with respect to Stock Awards other than Incentive Stock Options, any entity described in paragraph (a) of this Section 2(b), plus any other corporation, limited liability company, partnership or joint venture, whether now existing or hereafter created or acquired, with respect to which the Company beneficially owns more than fifty percent (50%) of: (1) the total combined voting power of all outstanding voting securities or (2) the capital or profits interests of a limited liability company, partnership or joint venture.

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(c)            “Award Shares” means the shares of Common Stock of the Company issued or issuable pursuant to a Stock Award, including Option Shares issued or issuable pursuant to an Option.

(d)            “Board” means the Board of Directors of the Company.

(e)            “Cause” shall mean, unless the applicable Stock Award Agreement states otherwise: (a) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar services agreement between the Participant and the Company or an Affiliate in effect at the time of such termination, or (b) in the absence of any such employment, consulting or similar services agreement (or the absence of any definition of “Cause” contained therein), “Cause” shall mean, as determined by the Administrator, the Participant’s (i) act(s) of fraud or dishonesty, (ii) knowing and material failure to comply with applicable laws or regulations or satisfactorily perform Participant’s services, (iii) insubordination, or (iv) drug or alcohol abuse.

(f)             “Change in Control” shall mean:

(i)             The direct or indirect sale or transfer, in a single transaction or a series of related transactions, by the shareholders of the Company of voting securities, in which the holders of the outstanding voting securities of the Company immediately prior to such transaction or series of transactions hold, as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power all outstanding voting securities of the Company or of the acquiring entity immediately after such transaction or series of related transactions;

(ii)            A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(iii)          A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger;

(iv)           The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s); or

(v)           Any time individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

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(g)            “Code” means the Internal Revenue Code of 1986, as amended.

(h)            “Committee” means a committee appointed by the Board in accordance with Section 3(c).

(i)             “Common Stock” means the shares of common stock of the Company.

(j)             “Company” means Simulations Plus, Inc., a California corporation.

(k)           “Consultant” means any consultant or adviser if:

(a)            The consultant or adviser renders bona fide services to the Company or any Affiliate;

(b)            The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c)             The consultant or adviser is a natural person who has contracted directly with the Company or any Affiliate to render such services.

(l)             “Director” means a member of the Board.

(m)           “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code and as interpreted by the Administrator in each case.

(n)            “Dividend Equivalents” shall have the meaning set forth in Section 7(c)(iii).

(o)            “Effective Date” shall have the meaning given in Section 16 herein.

(p)            “Employee” means any person, including officers and Directors, providing services as an employee to the Company or any Affiliate. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(q)            “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r)            “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

(i)             If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day for which a closing sale price is reported;

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(ii)            If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation; or

(iii)           If neither (i) nor (ii) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

(s)           “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t)            “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor rule.

(u)           “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(v)            “Officer” means any person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)           “Option” means a stock option granted pursuant to the Plan.

(x)            “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(y)            “Optionee” means the Participant to whom an Option is granted or, if applicable, such other person who holds an outstanding Option.

(z)            “Option Shares” means the shares of Common Stock of the Company issued or issuable pursuant to the exercise of an Option.

(aa)          “Participant” means an Optionee or any other person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(bb)          “Performance-Based Award” means a Stock Award subject to the achievement of a Performance Goal or Performance Goals, as set forth in the applicable Stock Award Agreement.

(cc)          “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on shareholders’ equity, return on sales, gross or net profit margin, working capital, earnings per share and price per share of Common Stock, the achievement of certain milestones, customer retention rates, licensing, partnership or other strategic transactions, obtaining a specified level of financing for the Company, as determined by the Administrator, including the issuance of securities, or the achievement of one or more corporate, divisional or individual scientific or inventive measures. Any of the criteria identified above may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

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(dd)          “Performance Goals” means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division or other operational unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(ee)          “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(ff)           “Plan” means this 2021 Equity Incentive Plan.

(gg)         “Restricted Stock” means Common Stock awarded to a Participant pursuant to Section 7(b) that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

(hh)         “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of a Restricted Stock award. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(ii)            “Restricted Stock Unit” means a Stock Award that is valued by reference to a share of Common Stock, which value may be paid to a Participant by delivery of such property as the Administrator shall determine, including, without limitation, cash or shares of Common Stock, or any combination thereof, and that has such restrictions as the Administrator, in its sole discretion, may impose, including, without limitation, any restriction on the right to retain such Stock Awards, and, subject to Section 7(c)(iii), to receive any cash Dividend Equivalents with respect to such Stock Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator may deem appropriate.

(jj)            “Securities Act” means the Securities Act of 1933, as amended.

(kk)        “Stock Award” means any right granted under the Plan, including an Option, a right to acquire Restricted Stock, a Restricted Stock Unit, a Stock Bonus, or a Performance-Based Award.

(ll)          “Stock Award Agreement” means any written or electronic agreement, including an Option Agreement, Stock Bonus Agreement, or Restricted Stock Award Agreement, between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and any additional rules and regulations adopted by the Administrator and incorporated therein.

(mm)       “Stock Bonus” means a payment in the form of shares of Common Stock, or as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 7(a).

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(nn)          “Stock Bonus Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of a Stock Bonus. Each Stock Bonus Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(oo)          “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

(pp)          “Termination of Service” means:

(i)             With respect to Stock Awards granted to a Participant in his or her capacity as an Employee, the time when the employer-employee relationship between the Participant and the Company (or an Affiliate) is terminated for any reason, including, without limitation a termination by resignation, discharge, death or retirement;

(ii)            With respect to Stock Awards granted to a Participant in his or her capacity as a Director, the time when the Participant ceases to be a Director for any reason, including without limitation a cessation by resignation, removal, failure to be reelected, death or retirement, but excluding cessations where there is a simultaneous or continuing employment of the former Director by the Company (or an Affiliate) and the Administrator expressly deems such cessation not to be a Termination of Service;

(iii)          With respect to Stock Awards granted to a Participant in his or her capacity as a Consultant, the time when the contractual relationship between the Participant and the Company (or an Affiliate) is terminated for any reason; and

(iv)           With respect to Stock Awards granted to a Participant in his or her capacity as an Employee, Director or Consultant of an Affiliate, when such entity ceases to qualify as an Affiliate under this Plan, unless earlier terminated as set forth above.

The Administrator, in its sole and absolute discretion, shall determine the effect of all other matters and issues relating to a Termination of Service.

3.             Administration.

(a)            Administration by Board. The Plan shall be administered by the Administrator unless and until the Board delegates administration to a Committee or an Officer, as provided in Section 3(c) below.

(b)            Powers of the Administrator. The Administrator shall have the power, except as otherwise provided herein:

(i)             To determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards; (B) when and how the Stock Awards shall be granted; (C) what type or combination of types of Stock Awards will be granted; (D) the terms and conditions of each Stock Award granted (which need not be identical), including, without limitation, the transferability or repurchase of such Stock Awards or Award Shares issuable thereunder, as applicable, and the circumstances under which Stock Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors; and (E) the number of Award Shares subject to a Stock Award that shall be granted to a Participant.

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(ii)            To construe and interpret the Plan and Stock Awards granted under it, and to make exceptions to any such provisions in good faith and for the benefit of the Company, and to establish, amend and revoke rules and regulations for the Plan’s administration. The Administrator, in the exercise of its power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)           To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv)           To accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan (subject to Section 4(d) below), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(v)            To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi)           To submit any amendment to the Plan for shareholder approval.

(vii)         To amend the Plan in any respect the Administrator deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to bring the Plan or Incentive Stock Options granted under it into compliance therewith.

(viii)        To amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Administrator discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (a) the Company requests the consent of the affected Participant, and (b) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Administrator may amend the terms of any one or more Stock Awards if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option or to bring the Stock Award into compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.

(ix)           To amend the Plan as provided in Section 14.

(x)            To prescribe and amend the terms of the agreements or other documents evidencing Stock Awards made under this Plan (which need not be identical).

(xi)           To place such restrictions on the sale or other disposition of Award Shares as may be deemed appropriate by the Administrator.

(xii)          To determine whether, and the extent to which, adjustments are required pursuant to Section 11.

(xiii)        Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company.

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(c)            Delegation to a Committee.

(i)             General. The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in the Plan to the Administrator shall thereafter be deemed to be references to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

(ii)            Rule 16b-3 Compliance.  In the discretion of the Board, the Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act.  In addition, the Board or the Committee, in its discretion, may delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)            Effect of Change in Status. The Administrator shall have the absolute discretion to determine the effect upon a Stock Award, and upon an individual’s status as an Employee, Consultant or Director under the Plan, including whether a Participant shall be deemed to have experienced a Termination of Service or other change in status, and upon the vesting, expiration or forfeiture of a Stock Award or Award Shares issuable in respect thereof, in the case of (i) a Termination of Service for cause, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between the Company and any Affiliate or between any Affiliates, (iii) any change in the Participant’s status from an Employee to a Consultant or member of the Administrator of Directors, or vice versa, and (v) any Employee who becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of an Affiliate.

(e)            Determinations of the Administrator. All decisions, determinations and interpretations by the Administrator regarding this Plan shall be final and binding on all Participants or other persons claiming rights under the Plan or any Stock Award. The Administrator shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any Director, Officer or Employee of the Company and such attorneys, consultants and accountants as it may select. A Participant or other holder of a Stock Award may contest a decision or action by the Administrator with respect to such person or Stock Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Administrator’s decision or action was arbitrary or capricious or was unlawful.

(f)             Arbitration. Any dispute or claim concerning any Stock Awards granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in the County of San Diego, California. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting a Stock Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

4.             Shares Subject to the Plan; Overall Limitations.

(a)            Shares Subject to the Plan. Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the Award Shares that may be issued pursuant to Stock Awards shall not exceed in the aggregate two million one hundred thousand (2,100,000) shares of the Company’s Common Stock. Of such amount, two million one hundred thousand (2,100,000) Award Shares may be issued pursuant to Incentive Stock Options.

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(b)            Reversion of Award Shares to Plan.

(i)            Award Shares Available for Subsequent Issuance. Award Shares subject to Stock Awards, and Award Shares issued under this Plan under any Stock Award, will again be available for grant and issuance in connection with subsequent Stock Awards under this Plan to the extent such Award Shares: (a) are subject to issuance upon exercise of an Option or settlement of a Restricted Stock Unit granted under this Plan but which cease to be subject to the Option or Restricted Stock Unit by expiration, termination, cancellation, or forfeiture prior to the issuance of such Award Shares; or (b) are subject to Stock Awards granted under this Plan that are repurchased by the Company at the original issue price.

(ii)            Award Shares Not Available for Subsequent Issuance. Award Shares used to pay the exercise price of an Option, Award Shares withheld to satisfy the tax withholding obligations related to a Stock Award, or Award Shares repurchased by the Company for any reason other than Shares repurchased at their original issue price, in each case, will not become available for future grant or sale under this Plan.

(c)            Dividends and Dividend Equivalents. The maximum number of Award Shares that may be issued under the Plan in Section 4(a) above shall not be affected by the payment of dividends or Dividend Equivalents in cash or in shares of Common Stock in connection with outstanding Stock Awards.

(d)           Vesting and Acceleration Restriction. Awards shall not provide for any vesting prior to at least twelve (12) months from the date of grant. In addition, the Administrator will not permit the discretionary acceleration of vesting of Awards. Notwithstanding the foregoing, the Administrator may permit (i) acceleration of vesting of Awards in the event of the Participant’s death or Disability, or in connection with a Change in Control as provided in Section 11(b) below, and (ii) the vesting of Stock Awards on any basis prior to twelve (12) months from grant representing up to an aggregate of five percent (5%) of the Award Shares reserved and available for grant under the Plan.

5.              Eligibility.

(a)            General. Incentive Stock Options may be granted only to Employees; all other Stock Awards may be granted only to Employees, Directors and Consultants. In the event a Participant is both an Employee and a Director, or a Participant is both a Director and a Consultant, the Stock Award Agreement shall specify the capacity in which the Participant is granted the Stock Award; provided, however, if the Stock Award Agreement is silent as to such capacity, the Stock Award shall be deemed to be granted to the Participant as an Employee or as a Consultant, as applicable.

(b)            Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6.             Option Agreement Provisions.

Each Option shall be granted pursuant to a written Option Agreement, signed by an Officer of the Company and by the Optionee, which shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of the provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

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(a)            Term. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement; provided, however, that an Incentive Stock Option granted to a Ten Percent Shareholder shall be subject to the provisions of Section 5(b).

(b)            Exercise Price of an Option. Subject to the provisions of Section 5(b) regarding Incentive Stock Options granted to Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. The Administrator shall determine the exercise price of each Nonstatutory Stock Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if such Incentive Stock Option is granted pursuant to an assumption of or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c)            Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Administrator in its sole discretion, by any combination of the methods of payment set forth below. The Administrator shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(c) are:

(i)             by cash or check;

(ii)            pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Administrator that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)           by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)          by a “cashless exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “cashless exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)            in any other form of legal consideration that may be acceptable to the Administrator.

(d)            Transferability. The following restrictions on the transferability of Options shall apply:

(i)             Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee; provided, however, that the Administrator may, in its sole discretion, permit transfer of the Option to a revocable trust. Notwithstanding the foregoing, however, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable only by the Optionee during the Optionee’s lifetime, except as otherwise permitted by the Administrator and by Sections 421, 422 and 424 of the Code and the regulations and other guidance thereunder.

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(ii)            Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option shall be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)           Beneficiary Designation. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be the beneficiary of an Option with the right to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise. In the absence of such a designation, the executor or administrator of the Optionee’s estate shall be entitled to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise.

(e)            Vesting. Each Option shall vest and become exercisable in one or more installments, at such time or times and subject to such conditions, including without limitation the achievement of specified Performance Goals or objectives established with respect to one or more performance criteria, as shall be determined by the Administrator (provided that no Option shall vest for at least twelve (12) months following the date of grant).

(f)            Termination of Service. In the event of the Termination of Service of an Optionee for any reason (other than for “Cause,” as defined in an Option Agreement, or upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is set forth in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, such exercise period provided in the Option Agreement shall not exceed three (3) months from the date of termination.

(g)           Disability of Optionee. In the event of a Termination of Service of an Optionee as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within the period specified in the Option Agreement (in no event to exceed twelve (12) months from the date of such termination in the case of an Incentive Stock Option), and only to the extent that the Optionee was entitled to exercise the Option at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

(h)           Death of Optionee. In the event that (i) an Optionee’s Termination of Service occurs as a result of the Optionee’s death, or (ii) an Optionee dies within the period (if any) specified in the Option Agreement after the Optionee’s Termination of Service for a reason other than death, then, notwithstanding Section 6(f) above, the Option may be exercised (to the extent the Optionee was entitled to exercise such Option as of the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death, but only within the period ending on the earlier of (i) the date that is twelve (12) months after the date of Termination of Service, or (ii) the expiration of the term of such Option as set forth in the Option Agreement.

(i)            Termination for Cause. In the event of the Termination of Service of an Optionee for Cause, except as otherwise determined by the Administrator in the specific situation, all Options granted to such Optionee shall expire as set forth in the Option Agreement.

(j)            Extension of Termination Date. An Optionee’s Option Agreement may provide that if the exercise of the Option following an Optionee’s Termination of Service (other than for Cause or upon the Optionee’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionee’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

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(k)           Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time prior to a Termination of Service to exercise the Option as to any part or all of the Option Shares prior to the full vesting of the Option. Any unvested Option Shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Administrator determines to be appropriate.

7.             Provisions of Stock Awards Other Than Options.

(a)           Stock Bonus Awards. Stock Bonus awards shall be made pursuant to Stock Bonus Agreements in such form and containing such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of Stock Bonus Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Agreements need not be identical, but each Stock Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(i)             Consideration. A Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit, provided that the Participant remains eligible to receive Stock Awards hereunder at the time of the award.

(ii)            Vesting. Award Shares issued pursuant to a Stock Bonus Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator (which may include the satisfaction of Performance Goals).

(iii)          Termination of Service. In the event of a Termination of Service, the Company may reacquire any or all of the Award Shares held by the Participant which have or have not vested as of the date of termination under the terms of the Stock Bonus Agreement.

(iv)         Transferability. Unless otherwise determined by the Administrator, rights to acquire Award Shares under the Stock Bonus Agreement shall not be transferable except by will or by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

(b)            Restricted Stock Awards. Each Restricted Stock award shall be made pursuant to a Restricted Stock Award Agreement in such form and containing such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of the Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, but each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(i)             Purchase Price. The purchase price under each Restricted Stock Award Agreement shall be such amount as the Administrator shall determine and designate in such Restricted Stock Award Agreement, including no consideration or such minimum consideration as may be required by applicable law.

(ii)             Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Award Agreement, if any, shall be paid either: (a) in cash at the time of purchase; (b) at the discretion of the Administrator, according to a deferred payment or other similar arrangement with the Participant; or (c) in any other form of legal consideration that may be acceptable to the Administrator in its discretion.

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(iii)           Vesting. Award Shares acquired under the Restricted Stock Award Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator (which may include the satisfaction of Performance Goals).

(iv)           Termination of Service. In the event of a Participant’s Termination of Service, the Company may repurchase or otherwise reacquire any or all of the Award Shares held by the Participant which have or have not vested as of the date of termination under the terms of the Restricted Stock Award Agreement.

(v)            Transferability. Unless otherwise determined by the Administrator, rights to acquire Award Shares under the Restricted Stock Award Agreement shall not be transferable except by will, by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

(c)            Restricted Stock Units.

(i)            Issuance of Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award. All Restricted Stock Unit awards shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Stock Award Agreement.

(ii)           Settlement of Restricted Stock Units. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Common Stock or cash equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited.

(iii)          Dividend Equivalents. Unless otherwise provided in an Stock Award Agreement, each Restricted Stock Unit may include the right to receive, on a deferred basis, amounts equivalent to cash, stock or other property dividends on shares of Common Stock (“Dividend Equivalents”) as provided herein. Dividend Equivalents will accumulate and be withheld until the applicable Restricted Stock Units upon which the Dividend Equivalents are awarded vest and any Dividend Equivalent payments that have accumulated and have been withheld by the Committee and attributable to any particular Restricted Stock Unit shall be distributed to the Participant in cash or, at the sole discretion of the Administrator, in Shares having a Fair Market Value equal to the amount of such Dividend Equivalent payments then due; provided that, in the event that all or any portion of any Restricted Stock Unit is forfeited, the Dividend Equivalents attributable to such forfeited Restricted Stock Unit shall also be forfeited. Upon the vesting and settlement of Restricted Stock Units that include Dividend Equivalents, the Dividend Equivalents attributable to such Restricted Stock Units shall expire automatically.

(iv)           Termination of Service. Except as otherwise set forth in the Stock Award Agreement or as otherwise determined by the Administrator, vesting of Restricted Stock Units ceases on the date Participant experiences a Termination of Service.

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8.             Covenants of the Company.

(a)             Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)            Compliance with Laws and Regulations. This Plan, the grant and exercise of Stock Awards thereunder, and the obligation of the Company to sell, issue or deliver Award Shares under such Stock Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any Award Shares prior to the completion of any registration or qualification of such Shares under any federal, state or local law or any ruling or regulation of any government body which the Administrator shall determine to be necessary or advisable. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary or advisable for the lawful issuance and sale of any Award Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Award Shares as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Award Shares shall be issued and/or transferable under any other Stock Award unless a registration statement with respect to the Award Shares underlying such Stock Award is effective and current or the Company has determined that such registration is unnecessary.

9.             Use of Proceeds.

Proceeds from the sale of Award Shares shall constitute general funds of the Company and shall be used for general operating capital of the Company.

10.           Adjustments Upon Change in Common Stock.

If any change is made in the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, exchange of shares, change in corporate structure or other distribution of the Company’s equity securities), the Plan and all outstanding Stock Awards will be appropriately adjusted in the class and maximum number of shares subject to the Plan and the class and number of shares and price per share of Common Stock subject to outstanding Stock Awards. Any adjustment in Incentive Stock Options under this Section 10 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any otherwise applicable adjustments under this Section 10 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act or the exemption under Section 409A of the Code, to the extent applicable. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

11.           Adjustments Upon Change in Control.

(a)           Continuation of Awards; Assumption or Replacement of Awards by Successor; Payment for Awards. In the event of a Change in Control of the Company, outstanding Stock Awards under this Plan shall be subject to the documentation evidencing the Change in Control transaction, which need not treat all outstanding Stock Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Stock Awards as of the effective date of such Change in Control transaction:

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(i)             The continuation of outstanding Stock Awards by the Company (if the Company is the successor entity).

(ii)            The assumption of outstanding Stock Awards by the successor or acquiring entity in such Change in Control transaction (or by its parent, if any), which assumption will be binding on all selected Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such Option or any Stock Award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code.

(iii)           The substitution by the successor or acquiring entity in such Change in Control transaction (or by its parent entity, if any) of equivalent awards with substantially the same terms for selected Stock Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such Option or any Stock Award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code).

(iv)           A payment to the Participant equal to the excess of (i) the Fair Market Value of the Award Shares subject to the Stock Award as of the effective date of such Change in Control transaction over (ii) the exercise price or purchase price of Award Shares, as the case may be, subject to the Stock Award, in connection with the cancellation of the Stock Award. Such payment will be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Subject to Section 409A of the Code, such payment may be made in installments, may be deferred until the date or dates when the Stock Award would have become exercisable or such Award Shares would have vested, and may be subject to continued vesting based on the Participant’s continuing to provide services following such Change in Control transaction. In addition, any escrow, holdback, earnout or similar provisions in the agreement for such Change in Control transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Stock. If the exercise price of an Option exceeds the Fair Market Value of the Option Shares, then the Option may be cancelled without making a payment to the Participant. For purposes of this subsection, the Fair Market Value of any security will be determined without regard to any vesting conditions that may apply to such security.

Outstanding Stock Awards need not be treated similarly in a Change in Control transaction.

(b)            Acceleration of Vesting. Notwithstanding Section 11(a) above:

(i)             Stock Awards Not Assumed, Converted, Replaced. Solely in a Change in Control transaction in which the successor or acquiring corporation refuses to assume, convert, replace, substitute, or make payment against cancellation of outstanding Stock Awards, as provided above, then notwithstanding any other provision in this Plan to the contrary, and unless otherwise determined by the Administrator, all Stock Awards granted under this Plan shall accelerate in full as of the time of consummation of the Change in Control transaction. In such event, the Administrator will notify Participants in writing or electronically that such Stock Awards will be exercisable for a period of time determined by the Stock Award in its sole discretion, and such Stock Award will terminate upon the expiration of such period.

(ii)            Termination of Employment Following Change in Control. In the event of a Change in Control of the Company in which the successor company assumes, converts, replaces, or substitutes a Stock Award pursuant to Section 11(a)(i) - (iii) above (or in which the Company is the successor entity and continues the Stock Award), if a Participant’s employment with such successor company (or a subsidiary thereof) terminates (except as provided in the Stock Award Agreement, other than a termination by the Company for Cause) within twelve (12) months following such Change in Control (or such other period set forth in the Stock Award Agreement, including prior thereto if applicable): (i) Options outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised, (ii) restrictions, limitations and other conditions on Restricted Stock and Restricted Stock Units shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, (iii) all Performance-Based Awards shall be considered to be earned and payable (pro rata based on the portion of the Performance Period completed as of the date of the termination), and any other restrictions shall lapse and such Performance-Based Awards shall be immediately settled or distributed, and (iv) the restrictions, limitations and other conditions applicable to any other Stock Awards shall lapse, and such other Stock Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

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(c)            Notice to Participants. The Administrator shall give written notice of any proposed Change in Control transaction referred to in this Section 11 at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Stock Awards that are then exercisable (including any Stock Awards that may become exercisable upon the closing date of such Change in Control transaction). A Participant may condition his or her exercise of any Stock Awards upon the consummation of the Change in Control transaction.

12.           Dissolution or Liquidation.

In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

13.           Miscellaneous.

(a)            Foreign Award Recipients. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws and practices in countries other than the United States in which the Company and its Affiliates operate or have employees or other individuals eligible for Stock Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by this Plan; (ii) determine which individuals outside the United States are eligible to participate in this Plan, which may include individuals who provide services to the Company or Affiliate under an agreement with a foreign nation or agency; (iii) modify the terms and conditions of any Stock Award granted to individuals who are located outside the United States or who are foreign nationals to comply with applicable foreign laws, policies, customs and practices; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent determined necessary or advisable by the Administrator and provided that (a) no such subplans and/or modifications shall increase the share limitations contained in Section 4(a) hereof and (b) in such instance, such subplans and/or modifications shall be attached to this Plan as appendices; and (v) take any action, before or after a Stock Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Award shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code or any other applicable United States governing statute or law.

(b)            Shareholder Rights. Neither a Participant nor any person to whom a Stock Award is transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Award Shares unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms and the Company has duly issued a stock certificate for such Award Shares. After Award Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Award Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Award Shares. Notwithstanding the foregoing, if such Award Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Award Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to such stock dividends or stock distributions with respect to unvested shares of Restricted Stock, and any such dividends or stock distributions shall be accrued and paid only at such time if any, as such unvested shares of Restricted Stock become vested. The Administrator, in its discretion, may provide in the Stock Award Agreement evidencing any Stock Award that the Participant shall be entitled to Dividend Equivalents with respect to the payment of cash dividends on Award Shares subject to such Stock Award during the period beginning on the date the Stock Award is granted and ending, with respect to each Award Share subject to the Stock Award, on the earlier of the date on which the Stock Award is exercised or settled or the date on which the Award Shares are forfeited; provided, that under no circumstances may Dividend Equivalents be granted for any Option and provided, further, that no Dividend Equivalents shall be paid with respect to unvested Award Shares, and any such dividends or stock distributions shall be accrued and paid only at such time, if any, as such unvested Award Shares become vested. Such Dividend Equivalents, if any, shall be credited to the Participant and distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents then due.

(c)            No Employment or Other Service Rights. Nothing in the Plan or any Stock Award Agreement shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause; (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate; or (iii) the service of a Director pursuant to the Bylaws or Articles of Incorporation of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

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(d)            Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

(e)             Clawback / Recovery. All Stock Awards held by an executive officer shall be subject to clawback, recoupment or forfeiture (i) to the extent that such executive officer is determined to have engaged in fraud or intentional illegal conduct materially contributing to a financial restatement, as determined by the Board in its sole discretion, (ii) as provided under any clawback, recoupment or forfeiture policy adopted by the Board, or (iii) required by law. Such clawback, recoupment or forfeiture policy, in addition to any other remedies available under applicable law, may require the cancellation of outstanding Stock Awards and the recoupment of any gains realized with respect to Stock Awards.

(f)             Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and any Affiliates) exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)            Withholding Obligations. The Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award, provided that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability); or (iii) by such other method as may be set forth in the Stock Award Agreement.

(h)            Compliance with Section 409A of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date (as defined in Section 18 below). Notwithstanding any provision of the Plan or Stock Award to the contrary, in the event that following the Effective Date the Administrator determines that any Stock Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Stock Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (i) exempt the Stock Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Stock Award; or (ii) comply with the requirements of Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

(i)             Documentation and Communications. The Stock Award Agreement for a given Stock Award, this Plan, and related communications and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

14.            Amendment of the Plan.

(a)            In General. The Administrator at any time, and from time to time, may amend the Plan. However, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment where the amendment will:

(i)             Increase the number of shares reserved for Stock Awards under the Plan, except as provided in Section 11 relating to adjustments upon changes in Common Stock;

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(ii)            Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

(iii)           Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code.

(b)            No Repricing. The Administrator may not (except pursuant to Section 10 or in connection with a Change in Control), when the exercise price or grant price per Award Share exceeds the Fair Market Value of a share of Common Stock, without the approval of the Company’s shareholders, cancel an Option or Stock Award in exchange for cash or take any other action with respect to an Option or Stock Award that would be treated as a repricing under the rules and regulations of the principal securities market on which the Award Shares are traded, including a reduction of the exercise price of an Option or the exchange of an Option for another Stock Award.

(c)            Amendment to Maximize Benefits. It is expressly contemplated that the Administrator may amend the Plan in any respect the Administrator deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under the Plan into compliance therewith.

(d)            No Impairment. The rights and obligations under any Stock Award granted before any amendment of the Plan shall not be altered or impaired by such amendment unless the Company requests the consent of the person to whom the Stock Award was granted and such person consents in writing; provided, however, that notwithstanding anything to the contrary in this Section 16 or elsewhere in this Plan, no such consent shall be required with respect to any amendment or alteration if the Administrator determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Stock Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

15.           Termination or Suspension of the Plan.

(a)            Termination or Suspension. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on April 9, 2031 (which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier), and no Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated, but Stock Awards and Stock Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

(b)            No Impairment. Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as otherwise provided herein or with the consent of the person to whom the Stock Award was granted.

16.           Effective Date of Plan.

The Plan became effective on April 9, 2021, which is the date that the Plan was originally adopted by the Board (the “Effective Date”).

17.           Non-Exclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of stock options or restricted stock otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

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18.           Liability of the Company.

The Company and the members of the Board shall not be liable to a Participant or any other persons as to: (a) the non-issuance or non-transfer, or any delay of issuance or transfer, of any Award Shares which results from the inability of the Company to comply with, or to obtain, or from any delay in obtaining from any regulatory body having jurisdiction, all requisite authority to issue or transfer Award Shares if counsel for the Company deems such authority reasonably necessary for lawful issuance or transfer of any such shares and, in furtherance thereof, appropriate legends may be placed on the stock certificates evidencing Award Shares to reflect such transfer restrictions; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Stock Award granted hereunder.

19.           Choice of Law.

The laws of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

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Appendix B

PROXY

SIMULATIONS PLUS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR the following:

	For	Against	Abstain
1. To adopt the Company's 2021 Equity Incentive Plan.	☐	☐	☐

NOTE: The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000515102_1 R1.0.0.177

B-1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

PROXY

This proxy is solicited by the Board of Directors of Simulations Plus, Inc. for use at the Special Meeting of Shareholders to be held on June 23, 2021.

The undersigned hereby appoints Shawn O'Connor and William W. Frederick, or either of them, attorneys and proxies for the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Simulations Plus, Inc., a California corporation, held of record by the undersigned on April 26, 2021, at the Special Meeting of the Shareholders to be held virtually at www.virtualshareholdermeeting.com/SLP2021 at 2:00 p.m., Pacific Daylight Time on June 23, 2021, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Special Meeting of Shareholders and Proxy Statement. **If no direction is given, this proxy will be voted "FOR" the adoption of the Company's 2021 Equity Incentive Plan, and in the discretion of the proxies as to such other matters as may properly come before the meeting.**

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000515102_2 R1.0.0.177

Continued and to be signed on reverse side

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